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                                                                 Exhibit 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated 6 June 1995 on the consolidated financial statements of Kiwi Cable Company Limited included in or made part of UIH Australia/Pacific, Inc.'s Form S-4 registration statement.


                                              ARTHUR ANDERSEN


Wellington, New Zealand

     August 6, 1996